UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material under § 240.14a-12

RESOURCES CONNECTION, INC.

(Name of Registrant as Specified in Its Charter)
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 Your Vote Counts!  RGP®  Dare to Work Differently'"  RESOURCES CONNECTION, INC.  2024 Annual Meeting  Vote by October 16, 2024  11:59 PM ET  RESOURCES CONNECTION, INC. 17101 ARMSTRONG AVENUE  IRVINE, CA 92614  You invested in RESOURCES CONNECTION, INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 17, 2024.  Get informed before you vote  View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 03, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings,  you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a  paper or email copy.  Smartphone users  Point your camera here and vote without entering a  number  I  Vote in Person at the Meeting*  October 17, 2024  1:30 PM PDT  17101 Armstrong Ave  Irvine, CA 92614  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Voting Items  Board Recommends  1. Election of Directors  Nominees:  1a. Roger Carlile  1b. Lisa M. Pierozzi  0For  1c. A. Robert Pisano  0For  2. The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm forfiscal year 2025.  OF  or  3. The approval of the Amendment and Restatement of the Resources Connection, Inc. 2020 Performance Incentive Plan.  OFor  4. The approval, on an advisory basis, of the Company's executive compensation.  OFor  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  Signature (Joint Owners)  Signature [PLEASE SIGN WITHIN BOX]  Date  Date  SCAN TO  VIEW MATERIALS & VOTE  0000650668_1 R1.0.0.6  For  Against  Abstain  0  0  0  0  0  0  0  0  0  For  Against  Abstain  0  0  0  0  0  0  0  0  0  RESOURCES CONNECTION, INC. 17101 ARMSTRONG AVENUE  IRVINE, CA 92614  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on October 16, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on October 16, 2024. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  The Board of Directors recommends you vote FOR the following:  Election of Directors  Nominees  1a. Roger Carlile  1b. Lisa M. Pierozzi 1c. A. Robert Pisano  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for fiscal year 2025.  The approval of the Amendment and Restatement of the Resources Connection, Inc. 2020 Performance Incentive Plan.  The approval, on an advisory basis, of the Company's executive compensation.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
y will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side